UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only (as permitted by

     Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|X|  Soliciting Material pursuant to ss.240.14a-12

                               Hughes Supply, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous fling by registration statement number or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing party:_________________________________________________________

     (4)  Date filed:___________________________________________________________

THIS FILING CONSISTS OF A MEMORANDUM PROVIDED TO EMPLOYEES REGARDING THE PROPOSED MERGER.

HUGHES SUPPLY, INC.
Corporate Office
One Hughes Way
Orlando, FL 32805

MEMORANDUM                                     [HUGHES SUPPLY, INC. LOGO]

TO:    All Employees

FROM:  Tom Morgan, President and CEO

DATE:  January 13, 2006

RE:    Formation of Integration Management Office
--------------------------------------------------------------------------------

As all of you know, on January 10, 2006 we announced that we had entered into a merger agreement with The Home Depot(R). Hopefully by now, you have all had an opportunity to meet with your managers and discuss any questions or concerns about this announcement.

A combination of this scale and scope will require a significant amount of dedicated resources. In view of that, we have formed an Integration Management Office to begin planning for the integration of our company with The Home Depot Supply. The Integration Management Office is a cross-functional team with members from both companies who will work to integrate operations to develop the best combined supply business.

To that end, I am pleased to announce that we have appointed Arleen Llerandi as Vice President - Business Integration to lead the Hughes program. Jointly with The Home Depot Supply's Integration Team leaders, Arleen will lead the integration process at Hughes, together with the Business and Functional Integration Leaders identified on the attached page. These individuals will soon be fully dedicated to this effort until the integration is complete. There will be additional individuals added in due course to both the functional and business teams as the process develops. Completion of this merger and the integration of the operations is a vitally important project for both companies and speed of execution is critical. I trust that you will provide Arleen and the entire Integration Team with the support and assistance they require.

In addition, all information requests or inquiries regarding The Home Depot or the merger, should go through the Integration Management Office. Arleen can be reached at 407-822-2989, or at arleen.llerandi@hughessupply.com.

As outlined previously, completion of the merger is subject to regulatory and shareholder approval, and until the merger is complete, business operations will remain unchanged. It is very important to keep in mind that until the transaction is complete, we remain competitors of The Home Depot Supply and there are strict laws and guidelines that must be followed to ensure compliance with all government regulations. Also attached please find the rules of engagement which specify the activities and types of information that cannot be shared between the two companies. Strict adherence to these rules is mandatory and all employees are expected to follow them until the merger is complete.

This merger will provide a multitude of opportunities for our employees and our customers. However, I cannot stress enough the importance of staying focused on your responsibilities, continuing to demonstrate your commitment to our customers and to excellence in everything you do, and, until the merger is complete, complying with the guidelines attached. We will continue to deliver frequent updates as events unfold and our company plans this transition.

ACTION: Please share this information and the accompanying attachments with all employees as soon as possible.


In connection with the proposed merger, Hughes Supply will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Hughes Supply at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Hughes Supply by directing such request to Hughes Supply, Attention: Investor Relations, telephone: (407) 822-2139.

Hughes Supply and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Hughes Supply's participants in the solicitation is set forth in Hughes Supply's proxy statement dated April 18, 2005 relating to its 2005 Annual Meeting of Stockholders, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

                           [HUGHES SUPPLY, INC. LOGO]

                          INTEGRATION MANAGEMENT OFFICE

--------------------------------------------------------------------------------

HUGHES INTEGRATION LEADER                      Arleen Llerandi
--------------------------------------------------------------------------------
BUSINESS INTEGRATION LEADERS:
-----------------------------
Water & Sewer                                  Annie Diaz-Toro
---------------------------------------------- ---------------------------------
MRO                                            Mike LeClair
---------------------------------------------- ---------------------------------
Building Materials                             Joe Davenport
---------------------------------------------- ---------------------------------
Plumbing/HVAC                                  Suzanne Staley
---------------------------------------------- ---------------------------------
Utilities                                      Rick Reeth
---------------------------------------------- ---------------------------------
Electrical                                     Kelly Shaw
---------------------------------------------- ---------------------------------
Industrial PVF                                 Rob Broyles
---------------------------------------------- ---------------------------------

FUNCTIONAL INTEGRATION LEADERS:
-------------------------------

Human Resources                                Jay Romans, Shannon Schmid
---------------------------------------------- ---------------------------------
Information Technology                         Tom Ward
---------------------------------------------- ---------------------------------
Finance / Tax / Treasury                       Jay Clark
---------------------------------------------- ---------------------------------
Shared Services                                Darien Pate
---------------------------------------------- ---------------------------------
Legal                                          Ken Veneziano
---------------------------------------------- ---------------------------------
Operations                                     Jonathan House
---------------------------------------------- ---------------------------------
Purchasing                                     Bob Machaby, Jennifer York
---------------------------------------------- ---------------------------------
Communications                                 Lauren Brey
---------------------------------------------- ---------------------------------
Marketing/Branding                             John Fitts
---------------------------------------------- ---------------------------------
Strategic Business Development                 Jon Skelly
---------------------------------------------- ---------------------------------
Real Estate                                    George Urquiola
---------------------------------------------- ---------------------------------
Safety                                         Alan Shamblin
---------------------------------------------- ---------------------------------

                           [HUGHES SUPPLY, INC. LOGO]

                        HUGHES AND THE HOME DEPOT MERGER
                     GUIDELINES FOR CONDUCT PRIOR TO CLOSING

--------------------------------------------------------------------------------

           As you know, Hughes and The Home Depot have agreed to merge. However, before we close the deal, our companies must gain several government regulatory clearances. Therefore, until the time that we close, it is business as usual.

           The Home Depot is still our competitor. Until we complete the transaction, it is essential that everyone at Hughes maintain the same level of competition. To that end, we have compiled the following guidelines.

                  GUIDELINES FOR COMMUNICATIONS WITH CUSTOMERS:

o Remember that until the transaction closes, The Home Depot is our competitor. Do not change or modify any competitive activity in anticipation of the transaction closing.

o Do not refer customers to The Home Depot, or ask that The Home Depot customers refer to you or that they breach agreements in anticipation of closing the transaction.

o Do not take any steps to allocate customers, integrate any operations, or influence The Home Depot's business decisions; and do not let The Home Depot influence your decisions.

o Do not offer any terms, incentives, non-standard product packages, or cross-discounts in anticipation of closing the transaction.

o Do not coordinate any pricing, bidding, production, promotions, or other practices, decisions or strategies with The Home Depot.

o Do not say or imply to customers that Hughes and The Home Depot are coordinating activities. Do not imply to customers that you have insights into The Home Depots plans, other than what information is available publicly.

o Do not provide or exchange information with anyone from The Home Depot. If you are asked to do so, please contact us so that we may coordinate proper planning activities through proper channels.

                              CONSULT LEGAL BEFORE:

o    Participating in any meetings to discuss post-closing activities.

o Disclosing or exchanging any confidential information with anyone other than Hughes employees or our attorneys.

o    Communicating with your sales counterparts at The Home Depot.

o Writing a document that could be connected with this transaction, because it may need to be provided to antitrust authorities.

If you have any questions about these guidelines, or if any questions arise in regard to a specific situation, please contact your Business or Functional Integration Team Leader, identified on the previous page, or if they are unavailable you may contact Arleen Llerandi, VP of Business Integration at 407.822.2989, or Ken Veneziano, VP and Deputy General Counsel at 407.822.2916.

January 13, 2006